                                                                     EXHIBIT (C)

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                        Series 1993-3 Monthly Statement
                      Class A Certificate CUSIP #25466KAC3
                      Class B Certificate CUSIP #25466KAD1


Trust Distribution Date:                                      Due Period Ending:
November 15, 1996                                             October 31, 1996

Pursuant to the Series Supplement dated as of November 23, 1993 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and First Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1. Payments for the benefit of Series Investors this Due Period (per $1000 of Class Initial Investor Interest)

         Series  1993-3                                  Total            Interest        Principal
           Class A  30 days at 6.200000000%           $5.166666667     $5.166666667     $0.000000000

           Class B  30 days at 6.450000000%           $5.375000000     $5.375000000     $0.000000000

2.       Principal Receivables at the end of the Due Period

         (a) Aggregate Investor Interest                     $12,275,796,676.00
             Seller Interest                                  $2,172,873,943.47

             Total Master Trust                              $14,448,670,619.47


         (b) Group One Investor Interest                     $10,175,796,676.00

         (c) Group Two Investor Interest                      $2,100,000,000.00

         (d) Series 1993-3 Investor Interest                    $366,493,000.00

         (e) Class A Investor Interest                          $350,000,000.00

             Class B Investor Interest                           $16,493,000.00

3.       Allocation of Receivables Collected During the Due Period

                                                       Finance Charge         Principal         Yield
                                                         Collections         Collections     Collections
         (a) Allocation of Collections between
             Investor and Seller

             Aggregate Investor Allocation             $189,015,439.27     $1,602,331,456.61     $0.00

             Seller                                     $40,790,565.91       $345,791,894.89     $0.00

         (b) Group One Allocation                      $161,277,854.44     $1,367,192,968.08     $0.00

         (c) Group Two Allocation                       $27,737,584.83       $235,138,488.53     $0.00

         (d) Series 1993-3 Allocations                   $5,791,111.33        $49,092,708.46     $0.00

         (e) Class A Allocations                         $5,538,324.72        $46,949,772.77     $0.00

             Class B Allocations                           $252,786.61         $2,142,935.69     $0.00

4.       Information Concerning the Series Principal Funding Accounts ("SPFA")
                    Deposits into the SPFAs

                                                    This Due                  Total       Deposit Deficit         Investment
                                                     Period                 Deposits           Amount               Income
         Series 1993-3                                $0.00                   $0.00              0.00                $0.00

5.       Information Concerning Amount of Controlled Liquidation Payments

                                                                                                               Total Payments
                                                                               Amount Paid     Deficit Amount   Through This
                                                                             This Due Period  This Due Period    Due Period
         Series 1993-3                                                             $0.00             $0.00           $0.00

6.       Information Concerning the Series Interest Funding Accounts ("SIFA")


                                                                                      Deposits Into the
                                                                                         SIFAs This
                                                                                         Due Period             SIFA Balance
         Series 1993-3                                                                  $1,896,983.21               $0.00

7.       Pool Factors


                                                                                                              This Due Period
         Class A                                                                                                 1.00000000

         Class B                                                                                                 1.00000000

8.       Investor Charged-Off Amount

                                                                                                                        Cumulative
                                                                                                                         Investor
                                                                                                                       Charged-Off
                                                                                              This Due Period             Amount
         (a) Group One                                                                         $52,947,185.20               $0.00

         (b) Group Two                                                                          $9,106,191.58               $0.00

         (c) Series 1993-3                                                                      $1,901,209.84               $0.00

         (d) Class A                                                                            $1,818,220.52               $0.00

             Class B                                                                               $82,989.32               $0.00

9.       Investor Losses This Due Period

                                                                                                                  Per $1,000 of
                                                                                                                Original Invested
                                                                                                   Total             Principal
         (a) Group One                                                                              $0.00               $0.00

         (b) Group Two                                                                              $0.00               $0.00

         (c) Series 1993-3                                                                          $0.00               $0.00

         (d) Class A                                                                                $0.00               $0.00

             Class B                                                                                $0.00               $0.00

10.       Reimbursement of Investor Losses This Due Period

                                                                                                                 Per $1,000 of
                                                                                                               Original Invested
                                                                                                 Total             Principal
         (a) Group One                                                                           $0.00               $0.00

         (b) Group Two                                                                           $0.00               $0.00

         (c) Series 1993-3                                                                       $0.00               $0.00

         (d) Class A                                                                             $0.00               $0.00

             Class B                                                                             $0.00               $0.00


11.      Aggregate Amount of Unreimbursed Investor Losses

                                                                                                                 Per $1,000 of
                                                                                                               Original Invested
                                                                                                 Total             Principal
         (a) Group One                                                                           $0.00               $0.00

         (b) Group Two                                                                           $0.00               $0.00

         (c) Series 1993-3                                                                       $0.00               $0.00

         (d) Class A                                                                             $0.00               $0.00

             Class B                                                                             $0.00               $0.00

12.      Investor Monthly Servicing Fee Payable at the end of the Due Period

         (a) Group One                                                                                          $16,959,661.13

         (b) Group Two                                                                                           $2,916,666.67

         (c) Series 1993-3                                                                                         $610,821.66

         (d) Class A                                                                                               $583,333.33

             Class B                                                                                                $27,488.33

13.      Class Available Subordinated Amount at the end of the Due Period

                                                                                                                  As a Percentage
                                                                                                                     of Class A
                                                                                               Total              Invested Amount
         Series 1993-3 Class B                                                             $23,822,045.00              6.8063%

14.      Total Available Credit Enhancement Amounts


                                                                                               Shared Amount      Class B Amount
         Maximum Amount                                                                        $9,162,325.00       $5,497,395.00

         Available Amount                                                                      $9,162,325.00       $5,497,395.00

         Amount of Drawings on Credit Enhancement
            for this Due Period                                                                        $0.00               $0.00

     15.  Delinquency Summary

          End of Due Period Master Trust Receivables
Outstanding $14,686,108,154.34

                                                Delinquent Amount         Percentage of Ending
         Payment Status                          Ending Balance          Receivables Outstanding
         30-59 days                              $436,755,664.27                  2.97%

         60-179 days                             $647,052,142.22                  4.41%


                                     FIRST BANK NATIONAL ASSOCIATION
                                     as Trustee


                                   BY: ____________________________

                                            Vice President

                    MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                        Series 1993-3 Monthly Statement

                                  CREDIT CARD
                           PASS-THROUGH CERTIFICATES

         The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the"Pooling & Servicing Agreement") and the Series Supplement, dated as of November 23, 1993 (the "Series Supplement") by and between Greenwood and First Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1993-3 Master Trust Certificates for the Distribution Date occurring on November 15, 1996:


1.  Greenwood is Master Servicer under the Pooling and Servicing Agreement.

2.  The undersigned is a Servicing Officer of Greenwood as Master Servicer.

3.  The aggregate amount of Collections processed during the related Due
    Period is equal to                                                               $2,177,929,356.63

4.  The aggregate amount of Class A Principal Collections processed during
    the related Due Period is equal to                                                  $46,949,772.77

5.  The aggregate amount of Class A Finance Charge Collections processed
    during the related Due Period is equal to                                            $5,538,324.72

6a. The aggregate amount of Class A Principal Collections recharacterized as
    Series Yield Collections during the related Due Period is equal to                           $0.00

6b. The aggregate amount of Class A Additional Funds for this Distribution
    date is equal to                                                                             $0.00

7. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

    (a)  with respect to the Class A Required Amount Shortfall
         is equal to                                                                             $0.00

    (b)  with respect to the Class A Cumulative Investor Charged-Off
         Amount is equal to                                                                      $0.00

    (c)  with respect to the Class A Investor Interest is equal to                               $0.00

8.  The sum of all amounts payable to the Class A Certificateholders
    on the current Distribution Date is equal to                                        $10,849,999.98

9.   The aggregate amount of Class B Principal Collections processed during
     the related Due Period is equal to                                                  $2,142,935.69

10.  The aggregate amount of Class B Finance Charge Collections processed
     during the related Due Period is equal to                                             $252,786.61

11a. The aggregate amount of Class B Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                          $0.00

11b. The aggregate amount of Class B Additional Funds for this Distribution
     date is equal to                                                                            $0.00

12. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class B Required Amount Shortfall                                  $0.00
          is equal to

     (b)  with respect to the Class B Cumulative Investor Charged-Off                            $0.00
          Amount is equal to

     (c)  with respect to the Class B Investor Interest is equal to                              $0.00

13.  The sum of all amounts payable to the Class B Certificateholders
     on the current Distribution Date is equal to                                          $531,899.28

14. Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to Section 16 of the Series Supplement.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 15th day of November, 1996.



                                        GREENWOOD TRUST COMPANY
                                          as Master Servicer

                                        By:
                                            -----------------------------------
                                        Vice President, Director of Accounting,
                                        and Treasurer